Exhibit 10.2



                            INDEMNIFICATION AGREEMENT
                            -------------------------

     THIS  AGREEMENT  is  made  this  13  day  of January, 2006, between TELESIS
                                     ----
TECHNOLOGY CORPORATION, a Florida corporation, doing business as TELESIS COMMERCIAL PRODUCTS DIVISION, Owner of the business assets located at 1611 12th St. E., Unit B., Palmetto, FL 34221, Seller, and GLOBAL TECHNOLOGY COMPONENTS, LLC, a Florida limited liability company, Buyer.

     In consideration of the purchase of the business assets of Seller by Buyer, the Seller agrees to hold Buyer harmless, and to indemnify Buyer, against any and all claims, liens, debts, taxes, fines, penalties, causes of action and judgments arising or existing in connection with the business known as "TELESIS COMMERCIAL PRODUCTS DIVISION", from the inception of the business through the date of the closing. Included in this indemnification shall be the cost of reasonable attorneys fees and court costs should they be incurred by Buyer in their defense against any such claims, liens, debts, taxes, fines, penalties, causes of action or judgments.

     In consideration of the sale of the business assets of Seller to Buyer, the Buyer agrees to hold Seller harmless, and to indemnify Seller, against any and all claims, liens, debts, taxes, fines, penalties, causes of action and judgments arising or existing in connection with the business known as "TELESIS COMMERCIAL PRODUCTS DIVISION", subsequent to the date of the closing. Included in this indemnification shall be the cost of reasonable attorneys fees and court costs should they be incurred by Seller in their defense against any such claims, liens, debts, taxes, fines, penalties, causes of action or judgments.


                                             TELESIS TECHNOLOGY CORPORATION

/s/ Stephan Voigt                             /s/ Hasit N. Vibhakar
---------------------------                  -------------------------------
Witness                                      By: HASIT N. VIBHAKAR
                                             ITS PRESIDENT

/s/ Terry Williams
---------------------------
Witness

                                             GLOBAL TECHNOLOGY COMPONENTS, LLC

/s/ Stephan Voigt                            /s/ David R. Kraft
---------------------------                  ----------------------------------
Witness                                      By: DAVID R. KRAFT
                                             ITS MANAGING MEMBER


/s/ Terry Williams
---------------------------
Witness